Segment Information	12 Months Ended
Dec. 31, 2023
Segment Information
Segment Information

18.Segment Information

The Group has only one reportable segment since the Group does not distinguish revenues, costs and expenses between segments in its internal reporting, and reports costs and expenses by nature as a whole.

The Group’s chief operating decision maker, who has been identified as the Chairman of the Board of Directors and Chief Technology Officer and Acting Chief Financial Officer, reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole. The Group does not distinguish among markets or segments for the purpose of internal reports.

Information about the Group’s non-current assets is presented based on the geographical location of the assets as follows:

	As of December 31,
	2022	2023
	US$	US$
PRC	2,122,560	1,028,592
USA	34,623	7,449
Total	2,157,183	1,036,041